UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 24, 2014

Verso Paper Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Verso Paper Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6775 Lenox Center Court, Suite 400 Memphis, Tennessee 38115-4436
(Address of principal executive offices)

(901) 369-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

As previously announced by Verso Paper Corp. (“Verso”) on July 24, 2014, its subsidiaries, Verso Paper Holdings LLC and Verso Paper Inc. (collectively, the “Issuers”), amended their previously announced exchange offers and consent solicitations with respect to their 8.75% Second Priority Senior Secured Notes due 2019 and 11 3⁄8% Senior Subordinated Notes due 2016 (the “Exchange Offers and Consent Solicitations”).

The terms and conditions of the Exchange Offers and Consent Solicitations are set forth in the Issuers’ Amended and Restated Confidential Offering Memorandum and Consent Solicitation Statement, dated July 24, 2014 (the “Offering Memorandum”). The Registrants are disclosing under Item 7.01 of this Current Report on Form 8-K the foregoing information and the information included as Exhibit 99.1 to this report, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from the Offering Memorandum that is being disseminated in connection with the Exchange Offers and Consent Solicitations.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrants’ filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

In this report, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend,” and similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management’s current beliefs, expectations, and views with respect to future developments and their potential effects on the Registrants. Actual results could vary materially depending on risks and uncertainties that may affect the Registrants and their business. For a discussion of such risks and uncertainties, please refer to the Registrants’ filings with the Securities and Exchange Commission. Each of the Registrants assumes no obligation to update any forward-looking statement made in this report to reflect subsequent events or circumstances or actual outcomes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is included with this report and is being furnished solely for purposes of Item 7.01 of this Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Disclosure in connection with the distribution of the Amended and Restated Confidential Offering Memorandum and Consent Solicitation Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2014

VERSO PAPER CORP.

By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

VERSO PAPER HOLDINGS LLC

By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Disclosure in connection with the distribution of the Amended and Restated Confidential Offering Memorandum and Consent Solicitation Statement.